                                                                  EXHIBIT 10.10
[ANDERSEN CONSULTING LOGO]                 U.S. License Agreement
                                           Dated  11/3/95
                                                --------------------------------

                     Andersen Consulting LLP ("Andersen"),
            69 West Washington Street, Chicago, Illinois 60602 and
       COMPLETE BUSINESS SOLUTIONS, INC.                          ("Client")
     -------------------------------------------------------------
                       agree to the following provisions.
--------------------------------------------------------------------------------

1.  GRANT OF LICENSE

1.1 This Agreement, together with the associated Schedule(s) for computer software and related materials (the "Products"), describe the provisions of Andersen's grant of license to Client to use the Products.

1.2 Client may make a reasonable number of copies of the Products for use as expressly permitted in this Agreement and for back-up and archival purposes. Client will reproduce and include the copyright notices and other restrictive and proprietary legends from the original on all copies, partial copies, and derivative works, all of which will be subject to the provisions of this Agreement.

2.  MAINTENANCE SERVICES

2.1 Maintenance is comprised of the following:

    2.1.1 Program and Documentation additions, changes, corrections, improvements, modifications, and refinements that are generally made available for no additional fee by Andersen to its clients receiving Maintenance ("Enhancements"); and

    2.1.2 Telephone assistance for problem identification, problem diagnosis, and usage concerns ("Telephone Support").

2.2 For the Products that have a Maintenance Term specified in the applicable Schedule, Andersen will provide Maintenance during the Maintenance Term and the associated Maintenance Fee will be specified in the Schedule. Following the expiration of a Maintenance Term, Maintenance, if then available, may be provided according to the provisions of a separate Schedule.

2.3 Client is responsible for the installation of the Products and the Enhancements, all of which will be subject to the provisions of this Agreement.

3.  WARRANTY

3.1 For the Products that have a Warranty Term specified in the applicable Schedule, Andersen warrants that the Products will operate in substantial conformance with the applicable user documentation during the Warranty Term. Andersen's warranty obligation is to use its best efforts to correct any such nonconformance.

3.2 This warranty is contingent on the installation of all Enhancements provided by Andersen. Client agrees to provide reasonable assistance to Andersen to support Andersen's investigation of a problem or error related to the Products. This warranty applies whether or not the Products have been modified, as long as the nonconformance also exists in the unmodified Products or Enhancements supplied by Andersen, but does not apply to combinations of routines that are not stated in the applicable user documentation.

3.3 PRODUCTS THAT HAVE NO WARRANTY TERM SPECIFIED IN THE APPLICABLE SCHEDULE ARE PROVIDED "AS IS" WITH NO WARRANTY OF ANY KIND. THE WARRANTY STATED IN THIS
    SECTION IS THE ONLY WARRANTY MADE BY ANDERSEN IN CONNECTION WITH THE PRODUCTS. ANDERSEN MAKES NO OTHER EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

4.  OWNERSHIP AND USE

4.1 The Products are either proprietary to Andersen and include trade secrets (and may include Products for which a patent has been applied for or issued) or they are Products that are proprietary to third parties that Andersen has the right to distribute. All copyrights, patents, trade secrets, and any other intellectual property rights related to the Products, and related to all copies, partial copies, adaptations, additions, collective works, compilations, derivative works, enhancements, modifications, and translations of the Products, will remain in or are assigned to Andersen.

4.2 Client agrees to hold the Products in confidence and to safeguard them from disclosure to third parties and from unauthorized reproduction and use. However, Client may disclose the Products to third parties performing services for Client, provided the third parties sign a nondisclosure agreement with Andersen prior to their use or access. If provided in object code form, the Products may not be decompiled, disassembled, or reverse engineered.

4.3 The license for the Products is non-exclusive and may not be assigned, leased, sublicensed, or otherwise transferred, whether or not incorporated or merged into other programs or materials. The Products may only be used in the conduct of Client's internal data processing operations, and may not be used for the U.S. Government or to provide services (such as systems management or time-sharing) for a third party.

5.  INTELLECTUAL PROPERTY RIGHTS AND INDEMNIFICATION

5.1 Andersen will defend any claim against Client and pay the damages and costs finally awarded against Client by a court of competent jurisdiction to the extent the Products supplied by Andersen constitute an infringement of any copyright, trade secret, or presently existing U.S. patent. This obligation is contingent on Client's prompt written notification to Andersen of the claim, Andersen's retention of sole control of the defense and settlement negotiations related to the claim and Client's assistance (at Andersen's expense) in the defense or settlement of the claim.

5.2 Where a Product is held to be infringing or where Andersen believes it may be infringing, Andersen may, at its expense and option: obtain for Client the right to continue using the Product; replace the Product with a non-infringing product of similar functionality; modify the Product so it is not infringing; or terminate Client's license for the Product and return the associated License Fee paid, prorated equally over a five-year period from the license date.

5.3 Andersen will not be liable to Client if an infringement claim is based on: use of the Products in combination with any product, software or system not supplied by Andersen; modification of the Products supplied by Andersen in a manner causing them to become infringing; or use of any version or release of the Products where use of the most current version or release would have avoided the claim of infringement.

5.4 Client is responsible for the use and operation of the Products and Client will hold Andersen harmless from any claims by a third party related to the use or operation of the Products by Client or a third party, except for claims that are Andersen's responsibility in this Section.

5.5 THE REMEDIES STATED IN THIS SECTION ARE THE SOLE AND EXCLUSIVE REMEDIES OF CLIENT WITH RESPECT TO ANY CLAIM OF INFRINGEMENT RELATED TO THE PRODUCTS.

6.  PAYMENT

    The License Fee and any Maintenance Fee for the Products will be specified in the Schedules. The License Fee is payable by Client within 30 days of the effective date of the applicable Schedule and the Maintenance Fee is payable by Client prior to the start of the applicable Maintenance Term. Client agrees to pay all applicable taxes resulting from any transaction under this Agreement, except taxes based on Andersen's income.

7.  TERM AND TERMINATION

7.1 This Agreement and each Schedule will be effective on the date each is signed by both parties. The license term for each Product will be 20 years and is renewable by mutual agreement for no additional fee.

7.2 Either party may terminate any or all Schedules if the other party materially breaches a provision of this Agreement or any Schedule and fails to correct the breach within 30 days following written notice of the breach. Upon termination of a Schedule or expiration of a license, Client agrees to cease using the Products licensed under the Schedule and agrees to destroy all copies of the Products in all forms, partial and complete, in all types of media and computer memory, whether or not modified or merged into other programs or materials. The provisions of Sections 4, 5, and 8 will survive the termination of this Agreement or any Schedule.

8.  LIMITATION OF LIABILITY

    Andersen's liability for any claim related to a Product, regardless of the form of action (whether in contract or tort, including negligence, or by statute) will in no event exceed the License Fee paid for the Product or, to the extent the claim relates to Maintenance, the fee paid for Maintenance. In no event will Andersen be liable for any indirect, incidental, special, consequential, or punitive damages, including lost profits or savings, even if Client has advised Andersen of their possibility.

9.  GENERAL

9.1 The laws of the State of Illinois will govern this Agreement.

9.2 Any provision of this Agreement that is held to be invalid, illegal, unenforceable, or void will in no way affect any other provision.

9.3 Neither party will be liable to any other party for any delay, error, failure in performance, or interruption of performance resulting directly or indirectly from causes beyond that party's reasonable control.

9.4 No waiver of any provision of this Agreement or any right or obligation of a party will be effective unless there is a signed writing evidencing the waiver. The failure of a party to enforce a right will not constitute a waiver of the right.

9.5 The provisions of this Agreement will be binding on the parties' successors and assigns. Client may not assign or transfer this Agreement, in whole or in part, without the prior written consent of Andersen and any assignment, transfer or attempt to assign or transfer by Client without consent will be void. Andersen reserves the right to assign this Agreement.

9.6 This Agreement will not be amended or modified other than in a writing signed by both parties. The provisions in each Schedule will govern conflicts between this Agreement and the Schedule for the Products licensed in the Schedule. Any purchase order or other form supplied by Client is for its administrative convenience only and will not bind either party.

9.7 The provisions set forth in this Agreement constitute all the understandings and agreements between the parties with respect to the Products. Any prior agreements, letters, negotiations, promises, proposals, quotations, representations, or statements that are not expressly set forth in this Agreement are of no force or effect.







                                                                         941201
-------------------------------------------------------------------------------
ANDERSEN CONSULTING LLP                 Complete Business Solutions, Inc.

By Martin R. Brown                      By  Daniel Rankin
  --------------------------------        ----------------------------------

Printed Name  Martin R. Brown           Printed Name Daniel Rankin
            ----------------------                  ------------------------

Title  Managing Director Foundation     Title   VP TECHNOLOGY
       Software Organization                  ------------------------------
       ----------------------------

Date November 28, 1995                  Date   11/3/95
     -----------------------------          ---------------------------------

               METHOD/1(R) SCHEDULE DATED
                                           ----------------------
                                    TO THE
ANDERSEN CONSULTING U.S. LICENSE AGREEMENT DATED    NOVEMBER 3, 1995
                                                ---------------------------

PRODUCT

X   METHOD/1 Methodology, V9.5
---
X   METHOD/1 Guide, V9.5
---
X   METHOD/1 Tools, V3.0
---
       - Project Bridge Modeler Component Enablements Files
       - Project Workbench for Windows Component Enablement Files
X   METHOD/1 Methods Architect Enablement Files, V1.0
---

LICENSE FEE: $59,000, plus tax if applicable, payable within 30 days of the delivery of the Product.



RESTRICTED USE
Product Components      Licensed Number                 Permitted Use
------------------      ---------------                 -------------
METHOD/1 Methodology    Users Licensed:  1-10           The Methodology may be used at any Client locations by
                                         ------         the Licensed Number of Users, where a User is defined as
                                                        any person who accesses or otherwise makes use of the
                                                        Methodology


METHOD/1 Guide          METHOD/1 Guide:   10            The METHOD/1 Guide, Tools, and Methods Architect
                                         ------         Enablement Files may only be used on the Licensed

METHOD/1 Tools          METHOD/1 Tools:    4            Number of Workstations, where a Workstation is defined
                                         ------         as a personal computer with stand-alone or network access
METHOD/1 Methods        METHOD/1 Methods Architect      to the Product, at the following site(s):
Architect Enablement    Enablement Files:   1
Files                                    ---------      -------------------------------------------------------------



TERMS
License Term:      20 years, renewable for 5 year terms with Andersen's consent for no additional fee.
Warranty Term:     6 months for no additional fee, starting on the date of
                   delivery of the Products.
Maintenance Term:  6 months for no additional fee, starting on the date of delivery of the Products.


ABT PRODUCTS

X       Project Workbench Professional (includes Project Bridge Modeler and
---     Project Workbench for Windows components).  The use of Project
Workbench Professional is limited to one Workstation for each METHOD/1 Tools Workstation licensed.

X       Methods Architect - the use of Methods Architect is limited to one
---     Workstation for each METHOD/1 Tools Methods Architect Enablement Files
Workstation licensed.

In conjunction with this license, Andersen will arrange for the procurement and delivery of the products that are proprietary to Applied Business Technology Corporation (the "ABT Products") as specified above and the fees for the ABT Products are included in the METHOD/1 license fee. Subject to the use restrictions above, Client's license for the ABT Products is governed by the license agreement accompanying them. Andersen will provide telephone support for the ABT Products as part of METHOD/1 Maintenance, however the ABT Products are provided from Andersen "as is" without any kind of warranty (although defect corrections may be available under the separate ABT license agreement).


ANDERSEN CONSULTING LLP                 COMPLETE BUSINESS SOLUTIONS, INC.

BY                                      BY   Daniel Rankin
  ----------------------------------      --------------------------------------

PRINTED NAME                            PRINTED NAME   Dan Rankin
            ------------------------                ----------------------------

TITLE                                   TITLE   Vice President, Technology
     -------------------------------         -----------------------------------

DATE                                    DATE  11/21/95
     -------------------------------         -----------------------------------

                METHOD/1(R) SCHEDULE DATED DECEMBER 28, 1995
                                    TO THE
         ANDERSEN CONSULTING LICENSE AGREEMENT DATED NOVEMBER 3, 1995


PRODUCT

  X  METHOD/1 Methodology, Version and Release V.5
-----
  X  METHOD/1 Guide, Version and Release V.5
-----
     METHOD/1 Tools, Version and Release
-----                                    ---------
      Project Bridge Modeler Component Enablements Files
-----
      Project Workbench for Windows Component Enablement Files
-----
     METHOD/1 Methods Architect Enablement Files, Version and Release
-----                                                                 -----

LICENSE FEE: $33,000 plus tax if applicable, payable within 30 days of the delivery of the Product.

RESTRICTED USE
Product Components              Licensed Number                 Permitted Use
------------------              ---------------                 -------------
METHOD/1 Methodology            Users Licensed: 11-50           The Methodology may be used at any Client locations by
                                                                the Licensed Number of Users, where a User is defined as
                                                                any person who accesses or otherwise makes use of the
                                                                Methodology.

*METHOD/1 Guide                 METHOD/1 Guide:  15             The METHOD/1 Guide, Tools, and Methods Architect
                                                                Enablement Files may only be used on the Licensed
METHOD/1 Tools                  METHOD/1 Tools:                 Number of Workstations, where a Workstation is defined as
                                                                a personal computer with stand-alone or network access to
METHOD/1 Methods                METHOD/1 Methods Architect      the Product, at the following site(s):
Architect Enablement Files      Enablement Files:
                                                 ----------     ----------------------------------------------------------
TERMS
License Term:           20 years, renewable for 5 year terms with Andersen's consent for no additional fee.
Warranty Term:          6 months for no additional fee, starting on the date of delivery of this Schedule.
Maintenance Term:       6 months for no additional fee, starting on the date of delivery of this Schedule.

ABT PRODUCTS

         Project Workbench Professional (includes Project Bridge Modeler and Project Workbench for Windows components).
-------- The use of the Project Workbench Professional is limited to one Workstation for each METHOD/1 Tools Workstation licensed.

         Methods Architect - the use of the Methods Architect product is limited to one Workstation for each METHOD/1 Tools
-------- Methods Architect Enablement Files Workstation licensed


In conjunction with this license, Andersen has or will arrange for the procurement and delivery of the products that are proprietary to Applied Business Technology Corporation (the "ABT Products") as specified above and the fees for the ABT
Products are included in the METHOD/1 license fee.  Subject to the use restrictions above, Client's license for the ABT
Products is governed by the license agreement accompanying them.  Andersen will provide telephone support for the ABT
Products as part of METHOD/1 Maintenance, however the ABT Products are provided from Andersen "as is" without any kind of warranty (although defect corrections may be available under the separate ABT license agreement).


ANDERSEN CONSULTING LLP                                                 COMPLETE BUSINESS SOLUTIONS, INC.

BY                                                                      BY   DANIEL RANKIN
   -----------------------------------------------                      ---------------------------------------------------

PRINTED NAME                                                            PRINTED NAME     DANIEL RANKIN

   -----------------------------------------------                      ---------------------------------------------------

TITLE                                                                   TITLE    VICE PRESIDENT, TECHNOLOGY

   -----------------------------------------------                      ---------------------------------------------------


DATE                                                                    DATE    DECEMBER 28, 1995

   -----------------------------------------------                      ---------------------------------------------------

                                    ADDENDUM
                    TO ANDERSEN CONSULTING LICENSE AGREEMENT
                                      WITH
                       COMPUTER BUSINESS SOLUTIONS, INC.

This Addendum, dated Nov 3, 1995, hereby amends, to the extent specified herein, the terms and conditions of the Andersen Consulting License Agreement, date Nov 3, 1995, (the "Agreement") with Computer Business Solutions, Inc. ("CBSI") and the Schedule for METHOD/1 dated Nov 3, 1995 (the
"Schedule"). In the event any term or condition of this Addendum conflicts with any term of the above referenced documents, the provisions of this Addendum shall control.

     Notwithstanding the site address set forth in the Restricted Use portion of the Schedule, Andersen agrees that CBSI may use the METHOD/1 Guide at its client sites worldwide subject to the following restrictions:

        (1) Only one (1) copy of the METHOD/1 Guide is permitted to be used at each CBSI client site by CBSI's Project Manager;

        (2) CBSI will not install or use the METHOD/1 Guide on a client's computer [e.g. a Local Area Network (LAN) or other server] and the METHOD/1 Guide may only be installed and used on a single stand-alone workstation or lap top computer. However, CBSI's Project Manager may use a stand alone or lap top computer that is connected to a client's LAN or other server, so long as the METHOD/1 Guide is not installed on, or accessible through, the client's LAN or other server;

        (3) CBSI's use of the METHOD/1 Guide at all locations shall not exceed the total restriction on the number of workstations in the Schedule; and

        (4) CBSI agrees to be responsible for all import and export laws, regulations, taxes and/or other rules applicable to the transport or use of the METHOD/1 Guide as permitted in this Addendum.

     Upon Andersen's reasonable request, CBSI will provide Andersen with written confirmation of all of its client sites using the METHOD/1 Guide and of the total number of its workstations using the METHOD/1 Guide.

     In addition to using the METHOD/1 Guide as set forth in the Agreement and this Addendum, CBSI may use any workplans, in the form of computer printouts and spreadsheets, that it develops from the METHOD/1
     Product and the ABT Project Workbench software portion of the METHOD/1 Product, in diskette or electronic form, at its customers' locations in order to perform engagements at those locations for its customers and to train its customers' employees, provided the workplans do not contain any portion of the METHOD/1 Product.

  Andersen agrees to provide Maintenance Services for the METHOD/1 Product through a single, central, CBSI point of contact location. Such Maintenance Services shall consist of the provision by Andersen of (a) one copy of the METHOD/1 Product Enhancements to CBSI whereby CBSI shall be responsible for distribution of such to all of its locations, and (b) Telephone Support for all CBSI locations through a single, central, CBSI point of contact location.

This Addendum shall be effective when signed by both Andersen and CBSI.


ANDERSEN CONSULTING LLP                    COMPUTER BUSINESS SOLUTIONS, INC.


By: Martin R. Brown                        By: Daniel Rankin
   -------------------------------            ---------------------------------
                                               DANIEL RANKIN

Title: Managing Director,                  Title: VP TECHNOLOGY
       Foundation Software Organization           -----------------------------
      ---------------------------------
Date:  November 29, 1995                   Date:  11/6/95
     -----------------------------               ------------------------------

                DESIGN/1(R) SCHEDULE DATED
                                          ------------------
                                     TO THE
ANDERSEN CONSULTING LICENSE AGREEMENT DATED NOVEMBER 3, 1995
                                            --------------------

PRODUCT:            DESIGN/1, VERSION AND RELEASE 7.1
                                                -----
                      X
                    ----- DOS/Windows Platform

                    DESIGN/1 elements are:

                  -  25
                    ---- set(s) of Programs (provided in object code form only) and  2 set(s) of
                    Documentation.                                                  ---

                  - Tutorial

                  - Participant guides for any training courses attended

LICENSE FEE:      Total: $99,875, plus tax if applicable, payable within 30 days of the effective date of this
                          ------
                  Schedule.

RESTRICTED USE:   The Products may only be used on the number of Workstations specified below at the site specified below (Workstations are defined as personal computers with stand-alone or network access to the Products).

                  Site:
                       --------------------------------------------------------------------------

                       --------------------------------------------------------------------------


                  Number of Workstations licensed under this schedule              25
                                                                                  ----
                  Number of Workstations previously licensed                       0
                                                                                  ---
                  Total number of Workstations licensed                            25
                                                                                  ====

LICENSE TERM:     20 years, renewable for 5 year terms with Andersen's consent for no additional fee.

WARRANTY TERM:    6 months, starting on the effective date of this Schedule, for no additional fee.

MAINTENANCE
SERVICES TERM:     6 months, starting on the effective date of this Schedule, for no additional fee.

TERMINATION
OPTION:           Client may terminate schedule on or before September 30, 1996 by sending written notice no later than
                  September 30, 1996.

ANDERSEN CONSULTING LLP                                 COMPLETE BUSINESS SOLUTIONS, INC.

By  Martin R. Brown                                     By  Daniel Rankin
   -------------------------------------                   --------------------------------------

Printed Name Martin R. Brown                            Printed Name  Dan Rankin
            ----------------------------                             ----------------------------

Title  Partner                                          Title Vice President, Technology
      ----------------------------------                      -----------------------------------

Date   September 30, 1996                               Date  08/30/96
     -----------------------------------                     ------------------------------------

                 METHOD/1(R) SCHEDULE DATED DECEMBER 28, 1995
                                             -----------------
                                     TO THE
          ANDERSEN CONSULTING LICENSE AGREEMENT DATED NOVEMBER 3, 1995
                                                      ----------------

PRODUCT

  X   METHOD/1 Methodology, Version and Release V.5
-----                                          ----
  X   METHOD/1 Guide, Version and Release   V.5
-----                                    ---------
      METHOD/1 Tools, Version and Release
-----                                    ---------
        Project Bridge Modeler Component Enablement Files
        Project Workbench for Windows Component Enablement Files

      METHOD/1 Methods Architect Enablement Files, Version and Release
-----                                                                  ------

LICENSE FEE: $33,000  plus tax if applicable, payable within 30 days of the
            --------- delivery of the Product.

RESTRICTED USE

Product Components      Licensed Number                 Permitted Use
------------------      ---------------                 -------------
METHOD/1 Methodology    Users Licensed: 11.0            The Methodology may be used at any Client locations by
                                       -----            the Licensed Number of Users, where a User is defined as
                                                        any person who accesses or otherwise makes use of the
                                                        Methodology.

METHOD/1 Guide          METHOD/1 Guide:  5              The METHOD/1 Guide, Tools, and Methods Architect
                                       -----            Enablement Files may only be used on the Licensed
METHOD/1 Tools          METHOD/1 Tools:                 Number of Workstations, where a Workstation is defined as
                                                        a personal computer with stand-alone or network access to
METHOD/1 Methods        METHOD/1 Methods Architect      the Product, at the following site(s):
Architect Enablement    Enablement Files:
Files                                    ------         ---------------------------------------------------------

TERMS
License Term:      20 years, renewable for 5 year terms with Andersen's consent for no additional fee.
Warranty Term:     6 months for no additional fee, starting on the date of
                   delivery of this Schedule.
Maintenance Term:  6 months for no additional fee, starting on the date of delivery of this Schedule.

ABT PRODUCTS
_____Project Workbench Professional (Includes Project Bridge Modular and Project Workbench for Windows components). The use of the Project Workbench Professional is limited to one Workstation for each METHOD/1 Tools Workstation licensed.

_____Methods Architect- the use of the Methods Architect product is limited to one Workstation for each METHOD/1 Tools Methods Architect Enablement Files Workstation licensed.

In conjunction with this license, Andersen has or will arrange for the procurement and delivery of the products that are proprietary to Applied Business Technology Corporation (the "ABT Products") as specified above and the fees for the ABT Products are included in the METHOD/1 license fee. Subject to the use restrictions above, Client's license for the ABT Products is governed by the license agreement accompanying them. Andersen will provide telephone support for the ABT Products as part of METHOD/1 Maintenance, however the ABT Products are provided from Andersen "as is" without any kind of warranty (although defect corrections may be available under the separate ABT license agreement).

ANDERSEN CONSULTING LLP                 COMPLETE BUSINESS SOLUTIONS, INC.

By Emerson G. Dickey, Jr.               By Daniel Rankin
  ---------------------------------       -------------------------------------
Printed Name Emerson G. Dickey, Jr.     Printed Name Daniel Rankin
            -----------------------                 ---------------------------
Title   Managing Partner, Software      Title  Vice President, Technology
        Products                             ----------------------------------
     ------------------------------
Date  January 2, 1996                   Date  December 28, 1995
    -------------------------------         -----------------------------------

                                                                                                U.S. NONDISCLOSURE AGREEMENT

        [ANDERSEN
         CONSULTING LOGO]

Recipient:   CBSI - Complete Business Solutions, Inc.

Address:     32605 West Twelve Mile Road, Suite 250, Farmington Hills, Michigan  48334-3339

Materials:

/ / FOUNDATION(R) Design               /X/ METHOD/1(R)                / / MAC-PAC(R) OPEN
/ / FOUNDATION(R) Construction         / / DESIGN/1(R)                /X/ OTHER METHOD/1 TOOLS
/ / FOUNDATION(R) Production           / / INSTALL/1/(R)              ABT's Project Bridge Modeler Software
                                       / / PLAN/1(TM)                 ABT's Project Workbench Software
                                                                            Methods Architect Software

Components: /X/  Documentation /X/ Software (if left blank, documentation and software will be provided)

Version/Release: 9.5       Hardware Platform:     PC          Systems Software:   WINDOWS

Modules: ______________________________________________________________________________________________________


PERMITTED USE:

/X/ To evaluate the features and functions of the Materials

/ / To assist in performing services for the benefit of ___________________________________, a licensee of the
    Materials, but subject to the quantity-related use restrictions (CPU, workstation, number of users, etc.) in licensee's license agreement

/ / To provide data processing services for the benefit of ________________________________, a licensee of the
    Materials, but subject to the quantity-related use restrictions (CPU, workstation, number of users, etc.) in licensee's license agreement

/ / For internal training purposes of Recipient

/ / For business discussions between Recipient and Andersen regarding: ___________________________________________________________

    ______________________________________________________________________________________________________________________________

USE PERIOD:

Until July 14, 1995 (if left blank, the Use Period is 30 days from receipt of the Materials).

USE RESTRICTIONS:
                                                                    additions, modifications and derivative works of the Materials
                                                                    (including all intellectual property rights) and Recipient
Andersen Consulting LLP ("Andersen") agrees to provide Recipient    agrees to sign the appropriate documentation to achieve the
with the proprietary and trade secret Materials for the             objectives of this provision.
Permitted Use at the Address during the Use Period;
Recipient agrees not to use the Materials for any other purpose.    The Materials are provided "as is" and without any express or implied warranties, maintenance services or support services.
Recipient agrees that only its employees may use the Materials.     In exchange for access to the Materials, Recipient waives any
Recipient will use reasonable efforts to prevent the disclosure     claim for loss or damage against Andersen in connection with
of the Materials to any third party and will treat the Materials    the Materials and Andersen will not be liable for any damages
in the same way it treats its own confidential information of       such as direct, consequential, incidental or indirect damages,
like kind.  This provision will not apply to information which      even if it has been advised of their possibility.
is in the public domain, is previously known to Recipient
without an obligation of confidentiality, is independently          This Agreement will be effective on Recipient's first receipt
developed by Recipient, or is obtained by Recipient from a          of the Materials and will continue after Recipient returns the
third party that does not have an obligation to keep the            Materials to Andersen.  All forms of the Materials will be
information confidential.                                           returned to Andersen by Recipient at the end of the Use Period
                                                                    or if Recipient breaches this Agreement.  Recipient cannot
Recipient will not make any copies of the Materials without         transfer or assign this non-exclusive Agreement any attempt
written permission from Andersen and Recipient agrees that any      to do so is void.  This Agreement can only be amended or
copies and partial copies of the Materials will include the         modified in writing, supersedes any prior agreements regarding
copyright and other proprietary notices from the original.  All     the Materials and is the only agreement between the parties
rights in the Materials will remain in or are assigned to           regarding the Materials.
Andersen or its third party suppliers, including all rights in copies, partial copies, translations, adaptions,

RECIPIENT:  COMPLETE BUSINESS SOLUTIONS, INC.                       ANDERSEN CONSULTING LLP

BY   Daniel Rankin                                                  BY
    __________________________________________________                 _________________________________________________________

PRINTED NAME DANIEL RANKIN                                          PRINTED NAME
                                                                       _________________________________________________________

TITLE   VP TECHNOLOGY                                               TITLE
    __________________________________________________                 _________________________________________________________


DATE    6/28/95                                                     DATE
    __________________________________________________                 _________________________________________________________

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                                                                                                U.S. NONDISCLOSURE AGREEMENT


RECIPIENT:   COMPLETE BUSINESS SOLUTIONS, INC. (CBSI)
             _____________________________________________________________________________________________________________________

ADDRESS:     _____________________________________________________________________________________________________________________

MATERIALS:

/ / FOUNDATION(R) Design               / / METHOD/1(R)                / / MAC-PAC(R) OPEN
/ / FOUNDATION(R) Construction         /X/ DESIGN/1(R)                / / OTHER ________________________________________________
/ / FOUNDATION(R) Production           / / INSTALL/1(R)                        ________________________________________________
                                       / / PLAN/1(TM)                           ________________________________________________


Components: / /  Documentation / /  Software (if left blank, documentation and software will be provided)

Version/Release:  7.1               Hardware Platform: ______________________________  Systems Software: _________________________

Modules: ______________________________________________________________________________________________________


PERMITTED USE:

/X/ To evaluate the features and functions of the Materials

/ / To assist in performing services for the benefit of ___________________________________, a licensee of the
    Materials, but subject to the quantity-related use restrictions (CPU, workstation, number of users, etc.) in licensee's license agreement

/ / To provide data processing services for the benefit of ________________________________, a licensee of the
    Materials, but subject to the quantity-related use restrictions (CPU, workstation, number of users, etc.) in licensee's license agreement

/ / For internal training purposes of Recipient

/ / For business discussions between Recipient and Andersen regarding: ___________________________________________________________

    ______________________________________________________________________________________________________________________________

USE PERIOD:

Until 30 Days (if left blank, the Use Period is 30 days from receipt of the Materials).

USE RESTRICTIONS:
                                                                    additions, modifications and derivative works of the Materials
                                                                    (including all intellectual property rights) and Recipient
Andersen Consulting LLP ("Andersen") agrees to provide Recipient    agrees to sign the appropriate documentation to achieve the
with the proprietary and trade secret Materials for the Permitted   objectives of this provision.
Use at the Address during the Use Period; Recipient agrees not to
use the Materials for any other purpose.                            The Materials are provided "as is" and without any express or implied warranties, maintenance services or support services.
Recipient agrees that only its employees & subcontractors may       In exchange for access to the Materials, Recipient waives any
use the Materials.  Recipient will use reasonable efforts to        claim for loss or damage against Andersen in connection with
prevent the disclosure of the Materials to any third party and      the Materials and Andersen will not be liable for any damages
will treat the Materials in the same way it treats its own          such as direct, consequential, incidental or indirect damages,
confidential information of like kind.  This provision will         even if it has been advised of their possibility.
not apply to information which is in the public domain, is
previously known to Recipient without an obligation of              This Agreement will be effective on Recipient's first receipt
confidentiality, is independently developed by Recipient,           of the Materials and will continue after Recipient returns the
or is obtained by Recipient from a third party that does not        Materials to Andersen.  All forms of the Materials will be
have an obligation to keep the information confidential.            returned to Andersen by Recipient at the end of the Use Period
                                                                    or if Recipient breaches this Agreement.  Recipient cannot
Recipient will not make any copies of the Materials without         transfer or assign this non-exclusive Agreement any attempt
written permission from Andersen and Recipient agrees that any      to do so is void.  This Agreement can only be amended or
copies and partial copies of the Materials will include the         modified in writing, supersedes any prior agreements regarding
copyright and other proprietary notices from the original.  All     the Materials and is the only agreement between the parties
rights in the Materials will remain in or are assigned to           regarding the Materials.
Andersen or its third party suppliers, including all rights in copies, partial copies, translations, adaptions,

RECIPIENT:  COMPLETE BUSINESS SOLUTIONS, INC.                       ANDERSEN CONSULTING LLP

BY   Daniel Rankin                                                  BY
    __________________________________________________                 _________________________________________________________

PRINTED NAME DANIEL RANKIN                                          PRINTED NAME
             _________________________________________                 _________________________________________________________

TITLE   VP TECHNOLOGY                                               TITLE
    __________________________________________________                 _________________________________________________________


DATE    8/13/96                                                     DATE
    __________________________________________________                 _________________________________________________________
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                                                   U.S. NONDISCLOSURE AGREEMENT
                                                           INSTRUCTIONS FOR USE

RECIPIENT:
This should be the recipient's full legal name (the full legal name should include the word "corporation", "company", "incorporated", "limited" or an abbreviation of one of these).

ADDRESS:
This should be the specific address including street number, street name, city and state where the recipient will use the materials.

MATERIALS:
Indicate which materials will be provided by checking the appropriate box for the product. If the materials are not listed, indicate a detailed description of what will be provided in the space marked "Other".

        Components: If only documentation or only software is to provided, indicate which will be provided by checking the appropriate box. If no component box is checked, both documentation and software will be provided.

        Version/Release: If applicable, specify the available version and release, e.g. V1.0, of the materials to be provided.

        Hardware Platform: If applicable, specify the computer hardware on which the materials will operate, e.g. IBM AS/400.

        Systems Software: If appropriate, specify the systems software with which the software is compatible, e.g. DOS-Windows or OS/2.

        Modules: If applicable, specify all of the modules that will be provided, e.g. Accounts Payable, Accounts Receivable, Bill of Documents, etc.

Important Note: No agreement should be submitted to a client or signed by either party until the specific materials referenced in the agreement are available for delivery. If the materials are still under development, the contract should not be delivered to the client until the materials are actually developed, manufactured/copied and made ready for shipment.

PERMITTED USE:
This form is designed for several uses:

        - "To evaluate the features and functions...."  This use allows the client to evaluate the materials. For software products, the appropriate internal approval should be secured prior to presenting the agreement to the recipient: the Area Software Partner (or the ASP's designee) should approve an evaluation.

        - "To assist in performing services....."  This use allows a third party contractor to use materials licensed by a client on behalf of the client. For software products, this use requires prior approval by the Area Software Partner and Product Executive. Note: The licensed client's full legal name should be included in the text of this option.

        - "To provide data processing services...."  This use allows a third party service bureau to use the materials licensed by a client on behalf of the client. For software products, this use requires prior approval by the Area Software Partner and Product Executive. Note: The licensed client's full legal name should be included in the text of this option.

        - "For internal training purposes of Recipient." This use allows a clients employees to receive training for an unlicensed product or nodule. Note: This does not apply to third-party contractors hired by a client.

        - "For business discussions...."  This use is for situations where the parties are only discussing the possibility of doing business. A complete and detailed description of the business purpose should be included in the text of this option, e.g. "future product sales plans, product marketing efforts, product research and development plans and future product direction related to the Materials."

If the desired use by the recipient is not one of these described uses, please contact Martin P. Delano in the Software Contracts group (phone 1.312.507.8408 or fax 1.312.507.2470) to discuss the use of a different form that is more appropriate for the situation.

USE PERIOD:
The length of time the recipient may use the materials should be indicated, i.e. 30, 60 or 90 days. If no time period is stated, the time period will be 30 days.

RECIPIENT:
The recipient's name on the signature line should be identical to the name that is included in the identification of the recipient on the first line of the document.

For questions or comments relating to the U.S. Nondisclosure Agreement, please contact Martin P. Delano in the Software Contracts group (phone 1.312.507.8408 or fax 1.312.507.2470).